SCHEDULE 14A
                               (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

                              (Amendment No.  )

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:

   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [X]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Westborough Financial Services, Inc.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------

   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------

                                       December 27, 2002

Dear Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Westborough Financial Services, Inc., the holding company for The Westborough Bank, which will be held on January 30, 2003 at 3:00 p.m., local time, at the Wyndham Westborough Hotel located at 5400 Computer Drive, Westborough, Massachusetts 01581 (the "Annual Meeting").

      The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Westborough Financial Services and Westborough Bank and you will have an opportunity to ask questions.

      The Board of Directors of Westborough Financial Services has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Westborough Financial Services and its shareholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Westborough Financial Services and Westborough Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

                                       Sincerely yours,

                                       /s/ Joseph F. MacDonough

                                       Joseph F. MacDonough
                                       President and Chief Executive Officer

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  Date:     Thursday, January 30, 2003
                  Time:     3:00 p.m., local time
                  Place:    Wyndham Westborough Hotel
                            5400 Computer Drive
                            Westborough, Massachusetts 01581

At our 2003 Annual Meeting, we will ask you to:

1. Elect five directors to serve for a three-year term to expire at the 2006 Annual Meeting. The following five directors are the Board of Directors' nominees:

      * David E. Carlstrom     * John L. Casagrande   * William W. Cotting, Jr.
      * Walter A. Kinell, Jr.  * Robert A. Klugman

2. Ratify the appointment of Wolf & Company, P.C. as our independent public accountant for the fiscal year ending September 30, 2003; and

3.    Transact any other business as may properly come before the Annual
      Meeting.

      You may vote at the Annual Meeting if you were a shareholder of Westborough Financial Services at the close of business on December 11, 2002, the record date.

                                       By Order of the Board of Directors,

                                       /s/ John L. Casagrande

                                       John L. Casagrande
                                       Clerk

Westborough, Massachusetts
December 27, 2002

===========================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
===========================================================================

                             GENERAL INFORMATION

GENERAL

      Westborough Financial Services, Inc. is a Massachusetts-chartered stock holding company, which owns all the capital stock of The Westborough Bank. As used in this proxy statement, "we," "us" and "our" refer to Westborough Financial Services and/or its subsidiaries, depending on the context. The term "Annual Meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

      We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about December 27, 2002 to all shareholders entitled to vote. If you owned common stock of Westborough Financial Services at the close of business on December 11, 2002, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,581,574 shares of common stock outstanding.

QUORUM

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

      You are entitled to one vote at the Annual Meeting for each share of the common stock of Westborough Financial Services that you owned as of record at the close of business on December 11, 2002. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice of the Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

VOTE BY WESTBOROUGH BANCORP, MHC

      Westborough Bancorp, MHC is the holding company of Westborough Financial Services which was formed pursuant to the reorganization of Westborough Bank to a mutual holding company structure on February 15, 2000. As indicated under "Security Ownership of Certain Beneficial Owners and Management," Westborough Bancorp, MHC owns 65%, or 1,027,893 shares, of the outstanding common stock of Westborough Financial Services.

      All shares of common stock owned by Westborough Bancorp, MHC will be voted in accordance with the instructions of the Board of Trustees of Westborough Bancorp, MHC. Westborough Bancorp, MHC is expected to vote such shares "FOR" Proposals 1 and 2.

VOTE REQUIRED

Proposal 1:                  The nominees for director who receive the
Election of                  most votes will be elected. So, if you do
Directors                    not vote for a nominee, or you indicate
                             "withhold authority" for any nominee on
                             your proxy card, your vote will not count
                             "for" or "against" the nominee. You may
                             not vote your shares cumulatively for the election of directors.

Proposal 2:                  Approval of this proposal requires the
Ratification of the          affirmative vote of a majority of the
Independent Accountants      outstanding shares of our common stock. So, if
                             you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

EFFECT OF BROKER NON-VOTES

      If your broker holds shares that you own in "street name," the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

* Proposal 1: Election of Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

* Proposal 2: Ratification of the Independent Auditors. A broker non-vote will have the effect of a vote against this proposal.

CONFIDENTIAL VOTING POLICY

      Westborough Financial Services maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

      You may revoke your proxy at any time before it is exercised by:

      *     Filing with the Clerk a letter revoking the proxy;
      *     Submitting another signed proxy with a later date; or

      * Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

      If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Westborough Financial Services.

SOLICITATION OF PROXIES

      Westborough Financial Services will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Westborough Financial Services and Westborough Bank may solicit proxies by:

      *     mail;
      *     telephone; or
      *     other forms of communication.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

      If you would like a copy of our Annual Report on Form 10-KSB and audited financials for the year ended September 30, 2002, which will be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

      John L. Casagrande, Clerk
      Westborough Financial Services, Inc.
      100 East Main Street
      Westborough, Massachusetts 01581

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF WESTBOROUGH FINANCIAL SERVICES

      The following table contains common stock ownership information for persons known to Westborough Financial Services to "beneficially own" 5% or more of Westborough Financial Services's common stock as of December 11, 2002. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes the number of shares which an individual has the right to acquire within 60 days (such as stock options) after December 11, 2002. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with Westborough Financial Services. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.


                                                      Amount and Nature of
                        Name and Address of                Beneficial
Title of Class            Beneficial Owner                Ownership(1)        Percent
--------------          -------------------           --------------------    -------

Common Stock      Westborough Bancorp, MHC
$.01 par value    100 East Main Street
                  Westborough, Massachusetts 01581          1,027,893          65.0%

--------------------
<F1>  As reported by Westborough Bancorp, MHC in a Schedule 13D dated
      February 15, 2000, which reported sole voting and dispositive power with respect to 1,027,893 shares.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table shows the number of shares of Westborough Financial Services's common stock, par value $0.01 per share beneficially owned by each director, and all directors and executive officers of Westborough Financial Services as a group, as of December 11, 2002. The percent of common stock outstanding was based on a total of 1,581,574 shares of Westborough Financial Services's common stock outstanding as of December 11, 2002 plus shares of common stock which such person or group has the right to acquire within 60 days after December 11, 2002 by the exercise of stock options. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.


                                       Position with              Amount and
                                   Westborough Financial            Nature        Percent of
                                  Services and Westborough      of Beneficial    Common Stock
           Name                            Bank                  Ownership(1)    Outstanding
---------------------------    -----------------------------    -------------    ------------

Nelson P. Ball                 Director                              850(2)           *
Edward S. Bilzerian            Director                            3,850              *
David E. Carlstrom             Director                            3,350              *
John L. Casagrande             Senior Vice President,
                               Treasurer, Clerk and Director       5,479(3)           *
William W. Cotting, Jr.        Director                            1,850              *
Robert G. Daniel               Director                            8,350              *
Earl H. Hutt                   Director                            4,350(4)           *
Walter A. Kinell, Jr.          Chairman of the Board               7,350              *
Robert A. Klugman              Director                            7,850(5)           *


Roger B. Leland                Director                            7,350(6)           *
Joseph F. MacDonough           President, Chief Executive
                               Officer and Director               16,926(7)         1.1%
Paul F. McGrath                Director                            5,850(8)           *
Charlotte C. Spinney           Director                            2,350(9)           *
Phyllis A. Stone               Director                            2,500(10)          *
James E. Tashjian              Director                            3,850(11)          *
All directors and executive
officers as a group
(19 persons)(12)                                                 131,278            8.2%
                                                                 =======            ===

--------------------
* Less than one percent of the total outstanding shares of common stock.
<F1>  Includes stock options that may be acquired by executive officers and directors of Westborough Financial Services under the Westborough Financial Services Inc. 2001 Stock Option Plan within 60 days after December 11, 2002. Under the plan, each outside director may acquire 400 shares of common stock and Messrs. Casagrande and MacDonough may each acquire 1,800 and 3,840 shares of common stock, respectively.

             These amounts also include unvested restricted stock awards of 5,040 shares in the aggregate held by outside directors under the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan. Under the plan, Messrs. Casagrande and MacDonough also hold unvested restricted stock awards of 1,600 and 3,040 shares of common stock, respectively. Each holder of an unvested restricted stock award has sole voting power but no investment power, except in limited circumstances, over the common stock covered by the award. The restricted stock awards will vest at the rate of 20% per year on each April 30th following the date of grant, the first installment of which vested on April 30, 2002.
<F2>  Excludes 3,500 shares held by his spouse for which Mr. Ball disclaims beneficial ownership.
<F3>  Includes 1,736 shares held in Westborough Bank's 401(k) plan.
<F4>  Includes 3,500 shares held jointly with his spouse.
<F5>  Includes 6,000 shares held by his spouse.
<F6>  Includes 2,000 shares held in his spouse's individual retirement account.
<F7>  Includes 1,741 shares held in Mr. MacDonough's individual retirement account, 1,814 shares held in his spouse's individual retirement account, 1,679 shares held in Westborough Bank's 401(k) plan, and 3,500 shares held jointly with his spouse.
<F8>  Includes 5,000 shares held in Mr. McGrath's individual retirement account.
<F9>  Includes 1,500 shares held in Ms. Spinney's individual retirement account and 90 shares held as custodian for a minor child under the Uniform Transfer to Minors Act ("UTMA").
<F10> Includes 50 shares held by Ms. Stone as custodian for an individual,
      25 shares held by Ms. Stone as custodian under the UTMA, and 1,500 shares held jointly with her spouse.
<F11> Includes 3,000 shares held jointly with his spouse.
<F12> The Westborough Financial Services, Inc. Employee Stock Ownership
      Plan ("ESOP") is administered by the ESOP committee of Westborough Financial Services (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which Eastern Bank, serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from Westborough Financial Services, initially placed these shares in a suspense account for future allocation to be allocated to employees participating in the ESOP over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the
                                        (Footnotes continued on next page.)


      ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended, the ESOP Trustee will vote, tender or exchange shares of common stock held in the ESOP Trust in accordance with instructions received from the participants. As of December 11, 2002, 5,894 shares held by the ESOP Trust have been released for allocation. The ESOP Trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged, but otherwise has no disposition power.

            This amount also includes shares held in trust pursuant to the ESOP that have been allocated to individual accounts as follows: Mr. Casagrande, 170 shares and Mr. MacDonough, 260 shares. The amount of shares for all directors and executive officers as a group also includes 38,306 shares held by the ESOP Trust that have not been allocated to eligible employees as of December 11, 2002, over which the ESOP Committee (consisting of Messrs. Carlstrom, Daniel and Leland) may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to the members of the ESOP Committee individually.

                DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                       ------------------------------
                                 PROPOSAL 1
                            ELECTION OF DIRECTORS
                       ------------------------------

GENERAL

      The Nominating Committee has nominated five persons for election as directors at the Annual Meeting. The nominees are currently serving on Westborough Financial Services's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2006 or until their successors have been elected.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

NOMINEES AND CONTINUING DIRECTORS


                                                      Position(s) Held
                                                      with Westborough
Nominees                   Age(1)    Term Expires    Financial Services            Director Since(2)
--------                   ------    ------------    ------------------            -----------------

David E. Carlstrom           68        2006          Director                            1976
John L. Casagrande           56        2006          Senior Vice President,              1994
                                                     Chief Financial Officer,
                                                     Clerk and Director
William W. Cotting, Jr.      56        2006          Director                            1988
Walter A. Kinell, Jr.        73        2006          Chairman of the Board               1967
Robert A. Klugman            51        2006          Director                            1991

Continuing Directors
--------------------
Nelson P. Ball               71        2004          Director                            1980
Robert G. Daniel             73        2004          Director                            1969

Roger B. Leland              73        2004          Director                            1974
Joseph F. MacDonough         56        2004          President, Chief Executive          1982
                                                     Officer and Director
Edward S. Bilzerian          69        2005          Director                            1993
Paul F. McGrath              56        2005          Director                            1993
Charlotte C. Spinney         66        2005          Director                            1991
Phyllis A. Stone             59        2005          Director                            1999
James E. Tashjian            61        2005          Director                            1973

Retiring Director
-----------------
Earl H. Hutt                 75        2004(3)       Director                            1988
                         (Footnotes to the table continue on the next page)


--------------------
<F1>  As of September 30, 2002.
<F2>  Includes service as a trustee of Westborough Bank prior to the formation of Westborough Financial Services in 2000.
<F3>  Director Hutt is retiring effective as of the 2003 Annual Meeting, due to a director age limitation clause under the Company's Bylaws, which provides for mandatory retirement of a director, effective at the Annual Meeting following the director's 75th birthday.

      The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

NOMINEES

      David E. Carlstrom has served as President of Carlstrom Pressed Metal Co., Inc. for over 25 years. Carlstrom Pressed Metal is a contract manufacturer of light and heavy metal stampings located in Westborough, Massachusetts.

      John L. Casagrande has served as the Senior Vice President and Chief Financial Officer of Westborough Bank since 1993 and of Westborough Financial Services since its inception in 2000. He joined Westborough Bank after having been employed as a senior bank officer and certified public accountant for over 15 years at various times by several financial institutions (including mutual and stock institutions) and the accounting firm of Peat Marwick. Mr. Casagrande has been serving as Clerk of Westborough Financial Services since 2001.

      William W. Cotting, Jr. has been an attorney in private practice for over 20 years. His practice is located in Northborough, Massachusetts.

      Walter A. Kinell, Jr. has served as Chairman of the Board for Westborough Bank since 1994 and for Westborough Financial Services since its inception in 2000. Mr. Kinell joined Westborough Bank in 1959 as an assistant treasurer, became President and Chief Executive Officer in 1969 and retired from this position in 1994.

      Robert A. Klugman, M.D., F.A.C.P. has practiced general medicine in Westborough, Massachusetts for over 20 years. Dr. Klugman is currently an Associate Professor of Clinical Medicine at the University of Massachusetts Medical School as well as Division Chief of Community Internal Medicine at the UMASS/ Memorial.

CONTINUING DIRECTORS

      Nelson P. Ball is the owner of Ball Financial Services, Co., located in Westborough, Massachusetts. He has served as a financial services consultant for over 35 years and is affiliated with Commonwealth Financial Networks, a member of the National Association of Securities Dealers, Inc.

      Robert G. Daniel was employed in various capacities, including President and Treasurer, at Carlson Daniel Insurance Agency, Inc., located in Westborough, Massachusetts from 1958 to 1994. Mr. Daniel sold insurance from 1994 to 1996 for Allied American Agency following its acquisition of Carlson Daniel Insurance. From 1996 to 1999, Mr. Daniel served as President and Treasurer of Westborough Insurance Agency, Inc., a non-active corporation used as a vehicle for payments from Allied American as negotiated in connection with the acquisition of Carlson Daniel. Westborough Insurance Agency, Inc. dissolved in 1999.

      Roger B. Leland has practiced estate, tax and real estate law at Leland Law Associates for over 30 years. During that time, he also served as an insurance broker, selling life and casualty insurance products, through Leland Insurance Agency, Inc. Leland Law Associates and Leland Insurance Agency are located in Northborough, Massachusetts.

      Joseph F. MacDonough has served as President and Chief Executive Officer of Westborough Bank since 1994 and of Westborough Financial Services since its inception in 2000. He joined Westborough Bank in 1981 and served as Vice President and Treasurer until his appointment as President. Mr. MacDonough serves on the Board of Trustees of The Savings Bank Employees' Retirement Association and is a certified public accountant.

      Edward S. Bilzerian is retired from Bilzerian Consulting Group, Inc., a privately held company located in Worcester, Massachusetts, specializing in small business turnarounds, where he served as president. Prior to that, he was Vice President of Marketing and Finance at Bay State Abrasive's Division of Dresser Industries. He has been self-employed for over 16 years. Mr. Bilzerian also serves as a member of the Worcester Airport Commission and Chairman of the Worcester Health and Hospital Authority.

      Paul F. McGrath is a certified public accountant and has served as President of Mottle McGrath Braney & Flynn, P.C. for over ten years. Mottle McGrath is a certified public accounting firm, located in Worcester, Massachusetts, that provides accounting, tax and business advisory services throughout central New England.

      Charlotte C. Spinney is a retired social studies teacher. She taught at Westborough High School for 41 years and, during that time, she created the curriculum for the community service component of the school's Sociology course.

      Phyllis A. Stone had served as Vice President and Treasurer of Comey Oil Co., Inc., located in Westborough, Massachusetts, for 13 years prior to her retirement in 2001. She had served in various other capacities within Comey Oil for over 30 years. She is currently President of Schenker Properties, Inc., a real estate holding company based in Westborough, Massachusetts. She is past Treasurer of the Regatta Point Community Sailing Inc. of Worcester, Massachusetts.

      James E. Tashjian is a partner in the law firm of Tashjian, Simsarian & Wickstrom, located in Worcester, Massachusetts. He has engaged in the general practice of law for over 30 years.

RETIRING DIRECTOR

      Earl H. Hutt has served as an investment advisor and portfolio manager for private industry for over 20 years.

===========================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
===========================================================================

             INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS

      Westborough Financial Services's Board of Directors currently consists of 15 members. Westborough Financial Services's Articles of Organization provides that the Board shall be divided into three classes. The terms of five directors expire at the Annual Meeting.

      The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Westborough Financial Services. Westborough Financial Services's executive officers and management oversee the day-to-day operations of Westborough Financial Services. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

      The Board of Directors held 12 regular meetings and no special meetings during the fiscal year ended September 30, 2002. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

COMMITTEES OF THE BOARD

      The Board of Directors of Westborough Financial Services has established the following committees:

EXECUTIVE        The Executive Committee exercises the powers of the Board
COMMITTEE        of Directors in between Board meetings.

                 Directors Carlstrom, Daniel, Klugman, Leland, MacDonough, Kinell, Casagrande and Tashjian currently serve as members of the committee. Mr. MacDonough is the Chairman of the Committee. The Executive Committee met 20 times in the 2002 fiscal year.

COMPENSATION     The Compensation Committee provides advice and
COMMITTEE        recommendations to the Board of Directors in the areas of
                 employee salaries and benefit programs.

                 Directors Carlstrom, Daniel and Leland currently serve on the committee. Mr. Daniel is the Chairman of the Committee. The Compensation Committee met 8 times in the 2002 fiscal year.

LONG RANGE       The Long Range Planning Committee sets long-range goals
PLANNING         and objectives and develops plans for their achievement.
COMMITTEE
                 Directors Carlstrom, Daniel, Kinell, Klugman, Leland,
                 MacDonough, McGrath, Casagrande and Tashjian currently serve on the committee. Mr. Leland is the Chairman of the Committee. The Long Range Planning Committee met 11 times in the 2002 fiscal year.

NOMINATING       The Nominating Committee recommends nominees for election
COMMITTEE        as directors and reviews, if any, shareholder nominations
                 to ensure compliance with the notice procedures set forth in Westborough Financial Services's Bylaws.

                 Westborough Financial Services's Bylaws set forth a procedure for shareholders to nominate directors by notifying the Clerk of Westborough

                 Financial Services in writing and meeting other requirements set forth in the Bylaws.

                 Directors Carlstrom, Kinell and McGrath currently serve on the committee. Mr. McGrath is the Chairman of the Committee. The Nominating Committee met 3 times in the 2002 fiscal year to select the nominees for election as directors at the Annual Meeting.

AUDIT            The Audit Committee reviews the annual audit prepared by
COMMITTEE        the independent accountants and recommends the appointment of accountants. The board of directors of Westborough
                 Financial Services has adopted a written charter for the Audit Committee.

                 Directors Bilzerian, Hutt, and McGrath currently serve as members of the committee. Mr. Hutt is the Chairman of the Committee. All members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

                 The Audit Committee met 6 times in the 2002 fiscal year.

AUDIT COMMITTEE REPORT

WESTBOROUGH FINANCIAL SERVICES, INC. AUDIT COMMITTEE REPORT

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

      The Audit Committee has reviewed and discussed the audited financial statements with management. The committee has also reviewed and discussed with Wolf & Company, P.C., their independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

      The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with Wolf & Company, P.C. its independence.

      Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors of Westborough Financial Services that the audited financial statements be included in the Westborough Financial Services's Annual Report on Form 10-KSB for the year ended September 30, 2002.

                                       Audit Committee of Westborough
                                       Financial Services, Inc.

                                       Earl H. Hutt (Chairman)
                                       Edward S. Bilzerian
                                       Paul F. McGrath

DIRECTORS' COMPENSATION

      Meeting Fees. Currently, each non-employee director of Westborough Bank receives the following fees:

*     $250 per Board of Directors meeting attended; and

* $250 per committee meeting attended, with the Chairman of each committee receiving a fee of $275.

      In addition, Directors Carlstrom, Daniel, Klugman, Leland, and Tashjian receive an annual retainer of $5,000 as members of the Executive Committee, and Director Kinell receives an annual retainer of $5,000 as Chairman of the Board. Directors Bilzerian, Hutt and McGrath receive an annual retainer of $3,500 as members of the Audit Committee. Directors Ball, Cotting, Spinney and Stone receive an annual retainer of $2,500.

      Total directors' meeting and committee fees for fiscal 2002 were $141,750. We do not compensate our employee-directors for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Articles of Organization.

      Stock Option Plan and Recognition and Retention Plan. Our directors are eligible to participate in the Westborough Financial Services, Inc. 2001 Stock Option Plan and the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan. These stock benefit plans are discussed under "--Benefit Plans -- 2001 Stock Option Plan" and "-- 2001 Recognition and Retention Plan."

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      Biographical information and the business experience of each non-director executive officer of Westborough Financial Services and Westborough Bank is set forth below.

      In addition to Messrs. Casagrande and MacDonough, Westborough Financial Services and Westborough Bank have the following executive officers:

      Michael D. Allard, age 40, is Vice President of Marketing and Retail Sales, a position he has held since 2001. Prior to joining Westborough Bank in 2001, he served as Senior Vice President of Sales, Marketing and Branch Administration at Ipswich Bank, a position he held from 2000 to 2001. Prior to that, from 1996 to 2000, he served as Vice President and Regional Sales and Marketing Coordinator of US Trust Bank. Mr. Allard has over 15 years retail banking experience.

      Vickie A. Bouvier, age 45, currently serves as Senior Vice President and Senior Operations Officer. She has worked for Westborough Bank in various capacities since 1976.

      Margaret I. Duquette, age 50, has worked for Westborough Bank as its Vice President-- Director of Human Resources since 1997. Prior to 1997, she held the position of Director of Human Resources at Bay State Savings Bank in Worcester, Massachusetts where she worked for 19 years.

      Robert K. McCann, age 45, currently serves as the Senior Vice President and Senior Lending Officer. Mr. McCann joined Westborough Bank in 1999. Prior to joining Westborough Bank, he worked in a similar capacity at Citizens-Union Savings Bank, located in Massachusetts. Mr. McCann has over 21 years of finance and banking experience.

EXECUTIVE COMPENSATION

      The following table sets forth compensation paid during the fiscal year ended September 30, 2002 to the Chief Executive Officer of Westborough Financial Services and Westborough Bank and to the other most highly compensated executive officer of Westborough Financial Services and Westborough Bank whose salary and bonus for 2002 was at least $100,000. We refer to these individuals as "named executive officers" in this proxy statement.


                                                              Summary Compensation Table

                                                                                        Long Term Compensation
                                                                           ------------------------------------------------
                                            Annual Compensation                   Awards                    Payouts
                                    -----------------------------------    ---------------------    -----------------------
                                                              Other        Restricted
                                                              Annual         Stock                   LTIP All     Other
Name and Principal                               Bonus     Compensation      Awards      Options    Payouts    Compensation
    Positions               Year    Salary($)     ($)         ($)(1)         ($)(2)      (#)(3)       ($)         ($)(4)
------------------          ----    ---------    -----     ------------    ----------    -------    -------    ------------

Joseph F. MacDonough        2002    $206,259          -        -            $     -           -       -           $96,769
  President and Chief       2001    $205,365          -        -            $39,186       9,600       -           $96,307
  Executive Officer         2000    $178,644          -        -                  -           -       -           $37,328

John L. Casagrande          2002    $110,276     $    -        -            $     -           -       -           $53,636
  Senior Vice President,    2001    $103,089     $5,000        -            $20,624       4,500       -           $53,367
  Treasurer and Clerk       2000    $ 99,012          -        -                  -           -       -           $17,531

--------------------
<F1>  Westborough Bank provides Mr. MacDonough with certain non-cash benefits and perquisites, such as the use of an automobile, club membership dues and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and annual bonus reported for him in the Summary Compensation Table.
<F2>  Pursuant to the Westborough Financial Services, Inc. 2001 Recognition
      and Retention Plan, Mr. MacDonough and Mr. Casagrande were awarded 3,800 and 2,000 shares of restricted stock, respectively as of January 25, 2001, which vest in 20% increments on April 30th of each year, the first installment of which vested on April 30, 2002. Dividends attributable to such shares are held in the trust fund of the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan and are distributed as soon as it is administratively feasible. The dollar amounts shown in the table for 2001 are based on the fair market value of a share of common stock on January 25, 2001 which was $10.312. The aggregate fair market value of the restricted stock awards made to Messrs. MacDonough and Casagrande were $84,740 and $44,600, respectively, on September 30, 2002, based on a closing price of $22.30 per share on September 19, 2002, the last trading day of Westborough Financial Services 2002 fiscal year. During the fiscal year ended September 30, 2000, neither Westborough Bank nor Westborough Financial Services maintained any restricted stock plans.
<F3>  Represents shares of common stock as to which the named individuals have the right to acquire beneficial ownership pursuant to the exercise of stock options. Such options were granted on January 25, 2001 pursuant to the Westborough Financial Services, Inc. 2001 Stock Option Plan, and vest in 20% increments on January 25th of each year. The first installment vested on January 25, 2002.
<F4>  Includes the dollar value of the benefit of the following components to Messrs. MacDonough and Casagrande, respectively, unless otherwise noted: (1) premiums paid by Westborough Bank under their split dollar life and group term life insurance arrangements during 2002, 2001 and 2000, respectively: Mr. MacDonough, $88,981, $89,989 and $34,523; and
      Mr. Casagrande, $49,328, $49,415 and $15,715; (2) contributions on behalf of Westborough Bank's 401(k) plan during 2002, 2001 and 2000, respectively: Mr. MacDonough, $1,736, $1,700 and $1,648; and Mr. Casagrande, $1,086, $1,086 and $1,000; (3) allocations of common stock under the ESOP during 2002 and 2001, respectively: Mr. MacDonough, $4,927 and $2,984; and Mr. Casagrande, $3,222 and $1,767, and (4) accruals under the benefit restoration plan for Mr. MacDonough during 2002, 2001 and 2000 were $1,125, $366 and $77, respectively.

      Westborough Financial Services had entered into separate employment agreements with Messrs. MacDonough and Casagrande to secure their services as President and Chief Executive Officer, and Senior Vice President and Treasurer, respectively. The employment agreements provide for an initial term of three years in the case of Mr. MacDonough, and two years in the case of Mr. Casagrande. Commencing on the first anniversary of the effective date of each agreement, and continuing on each anniversary date thereafter, the employment agreements may be extended, after review by the Compensation Committee of the Board of the executive's performance, for an additional one-year period, so that the remaining term will be three years in the case of Mr. MacDonough, and two years in the case of Mr. Casagrande.

      The employment agreements provide for each executive's base salary to be reviewed annually by the Board. Each executive's base salary may be adjusted based on his job performance and the overall performance of Westborough Financial Services and Westborough Bank. In addition to base salary, each employment agreement provides for participation in stock, retirement, and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel. Mr. MacDonough's agreement provides for the reimbursement of his ordinary and necessary business expenses, which specifically include travel and entertainment expenses, expenses related to the use of an automobile, and fees for membership in clubs and organizations that he and Westborough Financial Services agree are for business purposes. Mr. Casagrande's agreement provides for the reimbursement of his ordinary and necessary business expenses, which specifically include certain travel and entertainment expenses.

      Westborough Financial Services may terminate each executive's employment at any time with or without cause, and each executive may resign at any time provided he provides 30 days' prior written notice and fully cooperates in the transition of his duties. In the event an executive's employment is terminated without cause during the term of the employment agreement, the executive will be entitled to severance benefits. These severance benefits include a lump sum payment equal to the present value of the base salary and bonus payments that would have been made to the executive for the remaining term of his employment agreement, assuming the executive would have been awarded a bonus for each year remaining in the agreement term equal to the highest annual bonus paid to him in the preceding three-year period and paid his base salary during the remaining agreement term at the annual rate in effect as of the termination. In addition, the executive would be entitled to continue his participation in the group life, health, dental, accidental death and long-term disability plans sponsored by Westborough Bank for the remaining term of his employment agreement. The same severance benefits would be payable if the executive resigns during the term of the employment agreement following: failure of the Board to reappoint the executive to the position provided for in his employment agreement; failure of Westborough Financial Services to vest in the executive the duties set forth in the agreement; and Westborough Financial Services's material breach of the agreement. The employment agreements also provide certain uninsured benefits in the event the executive's employment terminates because of death or disability.

      Under his employment agreement, Mr. MacDonough agrees that for the three-year period following his termination of employment, he will not take a position with any competitor that would require him to work within a 50 mile radius of the headquarters of Westborough Financial Services or Westborough Bank. Mr. Casagrande agrees under his employment agreement that for a period of two years following his termination of employment he will not take a position with any competitor that would require him to work within a 30 mile radius of the headquarters of Westborough Financial Services or Westborough Bank.

      Change in Control Provisions. In the event Mr. MacDonough or Mr. Casagrande resigns for any reason or is terminated without cause following a change in control of Westborough Financial Services or Westborough Bank, he will be entitled to certain severance benefits. These severance benefits include a lump sum payment equal to the present value of the base salary and bonus payments that would have been made to the executive for the remaining term of his employment agreement, assuming the executive would have been awarded a bonus for each year remaining in the agreement term equal to the highest annual bonus paid to him in the preceding three-year period and paid his base salary during the remaining agreement term at the annual rate in effect as of the termination. However, in no event will the amount of this lump sum payment be less than 2.99 multiplied by the executive's average annual compensation for the preceding five years. In addition, the executive will be entitled to continue his participation in the group life, health, dental, accidental death and long-term disability plans sponsored by Westborough Bank for the remaining term of his employment agreement. A second-step conversion will not trigger additional benefits or accelerate benefits under the employment agreements or under any other arrangement.

      If Westborough Financial Services or Westborough Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a 20% federal excise tax payable by the executive. Neither Westborough Bank nor Westborough Financial Services could claim a federal income tax deduction for an excess parachute payment. The employment agreements require Westborough Financial Services to indemnify each executive against the financial effects of the excise tax.

BENEFIT PLANS

      Pension Plans. Westborough Bank maintains a tax-qualified pension plan that covers substantially all employees who have attained age 21 and have at least one year of service. The following table shows the estimated aggregate benefits payable under the pension plan upon retirement at age 65 with various years of service and average compensation combinations.


                                       Years of Service
   Average      --------------------------------------------------------------
Compensation       10         15         20         25         30         35
------------    -------    -------    -------    -------    -------    -------

  $100,000      $16,133    $24,199    $32,266    $40,332    $40,332    $40,332
  $120,000      $19,833    $29,749    $39,666    $49,582    $49,582    $49,582
  $125,000      $20,758    $31,137    $41,516    $51,895    $51,895    $51,895
  $140,000      $23,533    $35,299    $47,066    $58,832    $58,832    $58,832
  $150,000      $25,383    $38,074    $50,766    $63,457    $63,457    $63,457
  $160,000      $27,233    $40,849    $54,466    $68,082    $68,082    $68,082
  $175,000      $30,008    $45,012    $60,016    $75,020    $75,020    $75,020
  $200,000      $34,633    $51,949    $69,266    $86,582    $86,582    $86,582
  $300,000      $34,633    $51,949    $69,266    $86,582    $86,582    $86,582
  $400,000      $34,633    $51,949    $69,266    $86,582    $86,582    $86,582

      The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. At September 30, 2002, Mr. MacDonough's and Mr. Casagrande's average compensation and estimated years of service were $166,667 and 24.75 years of service and $109,645 and 8.75 years of service, respectively.

      Mr. MacDonough and Mr. Casagrande are entitled to supplemental retirement benefits under an Executive Supplemental Compensation Agreement each has entered into with Westborough Bank. Under each agreement, each executive is entitled to an annual retirement benefit, payable at age 65 in the form of a single life annuity, equal to 70% of his benefit computation base, but reduced by the sum of: 2% multiplied by the executive's annual primary Social Security benefit multiplied by his years of service, plus his annual retirement benefit under any tax-qualified defined benefit pension plan, plus the annual annuity payable to the executive under his Split Dollar Agreement. Under the agreements, the executive's benefit computation base is his average annual compensation during the 12 consecutive calendar quarters in which his compensation is the highest.

      Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees of Westborough Bank and Westborough Financial Services who have at least one year of service and have attained age 21.

      The ESOP purchased 44,200 shares of common stock issued by Westborough Financial Services in its mutual holding company reorganization with borrowed funds. This loan is for a term of 15 years and calls for level annual payments of principal and interest. The plan has pledged the shares as collateral for the loan and holds them in a suspense account.

      The plan will release a portion of the pledged shares annually, allocating the shares released each year among the accountants of participants in proportion to their salary for the year. For example, if a participant's base salary for a year represents 1% of the total base salaries of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

      This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

      Benefit Restoration Plan. Westborough Financial Services has also adopted a benefit restoration plan for Mr. MacDonough. This plan is designed to provide Mr. MacDonough with the benefits that would otherwise be earned by him as a participant in the 401(k) Plan and the employee stock ownership plan if such benefits were not limited by certain provisions of the Internal Revenue Code. The benefit restoration plan provides for a benefit equal in value to the allocations under the employee stock ownership plan and the 401(k) that would have been made on Mr. MacDonough's behalf but for these IRS limits, including employer matching contributions that would have been made under the 401(k) Plan if Mr. MacDonough had elected to make pre-tax contributions to the 401(k) Plan up to the maximum percentage of salary permitted under the terms of the plan and the annual IRS limit on pre-tax contributions did not apply.

      Under the benefit restoration plan, a bookkeeping account has been established for Mr. MacDonough which will be credited with a number of "stock units" equal to the number of shares that could not be allocated on his behalf under the employee stock ownership plan each year because of the IRS limits. The value of this supplemental employee stock ownership plan bookkeeping account at any time is equal to the number of stock units credited to the account multiplied by the current fair market value per share. A bookkeeping account also has been established for Mr. MacDonough which will be credited each year with an amount equal to the employer matching contributions that could not be allocated to his account under the 401(k) Plan because of the IRS limits. Each year, this supplemental employer matching contribution bookkeeping account will be credited with hypothetical investment earnings as if the amount credited to the account were invested in certain investment funds selected by the Compensation Committee.

      Unless a different time or form of distribution is elected by Mr. MacDonough within the 30-day period following the effective date of the plan, the value of his supplemental employee stock ownership plan and employer matching contribution bookkeeping accounts will be paid to him in one lump sum cash payment as soon as possible following the end of the calendar year in which his employment terminates. The benefit restoration plan is an unfunded plan, and benefits payable thereunder will be paid from the general assets of Westborough Financial Services.

      Officers' Deferred Compensation Plan. Westborough Financial Services also maintains the Officers' Deferred Compensation Plan of Westborough Financial Services, Inc., a non-qualified plan, in order to offer eligible executives the opportunity to defer the receipt of a portion of their income in a manner that defers the taxation of such income.

      2001 Stock Option Plan. The Westborough Financial Services, Inc. 2001 Stock Option Plan was adopted by our Board of Directors and approved by our shareholders at an annual meeting held on January 25, 2001. Article IX of the Westborough Financial Services, Inc. 2001 Stock Option Plan ("Stock Option Plan") to allow for acceleration of vesting upon retirement of the option holder or a change in control of Westborough Financial Services, terms that are defined in the plan, was approved by our shareholders at our 2002 Annual Meeting. No additional options were granted to the named executive officers during the 2002 fiscal year.

      The purpose of the Stock Option Plan is to encourage the retention of key employees and directors by facilitating their purchase of a stock interest in Westborough Financial Services. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. Westborough Financial Services has reserved an aggregate of 55,348 shares of common stock for issuance upon the exercise of stock options granted under the plan.

      Awards typically vest and become distributable at the rate of 20% per year, over a five year period, subject to automatic full vesting on the date of the Award holder's death, disability, retirement or upon a change in control of Westborough Financial Services.

      Westborough Financial Services may amend or terminate the Stock Option Plan, in whole or in part, at any time, subject to the requirements of all applicable laws.

      The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on September 19, 2002, the last trading day of the 2002 fiscal year for Westborough Financial Services, which was $22.30 per share.


                                2002 Fiscal Year-End Option/SAR Values(1)
---------------------------------------------------------------------------------------------------------
                                                  Number of Securities
                         Shares      Value       Underlying Unexercised          Value of Unexercised
                        Acquired    Realized     Options/SARs at Fiscal       In-the-Money Options/SARs
                           on          on               Year-End                  at Fiscal Year-End
                        Exercise    Exercise               (#)                           ($)
        Name               (#)         ($)      Exercisable/Unexercisable    Exercisable/Unexercisable(2)
--------------------    --------    --------    -------------------------    ----------------------------

Joseph F. MacDonough       -           -               1,920/7,680                   23,017/92,068
John L. Casagrande         -           -                 900/3,600                   10,789/43,157

--------------------
<F1>  All options were granted on January 25, 2001, and vest at the rate of
      20% per year beginning on January 25, 2002.
<F2>  The closing price per share of common stock on September 19, 2002, the last trading day of the 2002 fiscal year, was $22.30, and all options have an exercise price of $10.312 per share, which equals a spread of $11.988 per share.

      2001 Recognition and Retention Plan. The Westborough Financial Services, Inc. 2001 Recognition and Retention Plan was adopted by our Board of Directors and approved by our shareholders at an annual meeting held on January 25, 2001. Article X of the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan ("RRP") to allow for acceleration of vesting upon retirement or change in control of Westborough Financial Services, terms which are defined in the plan, was approved by our shareholders at our 2002 Annual Meeting.

      Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and directors of Westborough Financial Services and

Westborough Bank. The RRP is not subject to ERISA and is not a tax-qualified plan. Westborough Financial Services pays all costs and expenses of administering the RRP.

      The maximum number of restricted stock awards ("Awards") that may be granted under the RRP is 22,139 shares of common stock. Shares of common stock subject to an Award are held in a trust until the Award vests at which time the shares of common stock attributable to the portion of the Award that have vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his Award, whether or not the underlying shares have vested.

      Awards typically vest and become distributable at the rate of 20% per year, over a five year period, subject to automatic full vesting on the date of the Award holder's death, disability, retirement or upon a change in control of Westborough Financial Services.

      Westborough Financial Services may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      Westborough Bank does not make loans to its executive officers or employees. However, Westborough Bank does make loans to its non-employee directors. These loans bear interest at the same rate as loans offered to non-director borrowers and have the same underwriting terms that apply to non-director borrowers. The outstanding principal balance of such loans to directors totaled $297,453 or 1.0% of Westborough Financial Services's total equity at September 30, 2002.

      Westborough Financial Services retains the law firm of Tashjian, Simsarian & Wickstrom. Mr. James E. Tashjian, a director of Westborough Financial Services and Westborough Bank, and a trustee of Westborough Bancorp, MHC, has been a partner of Tashjian, Simsarian & Wickstrom since 1995. The legal fees received by the law firm for professional services rendered to Westborough Bank during the year ended September 30, 2002 did not exceed 5% of the firm's gross revenues.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Westborough Financial Services's directors and executive officers, and persons who own more than 10% of Westborough Financial Services's common stock, to report to the SEC their initial ownership of Westborough Financial Services's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and Westborough Financial Services is required to disclose in this proxy statement any late filings or failures to file.

      To Westborough Financial Services's knowledge, based solely on its review of the copies of such reports furnished to Westborough Financial Services and written representations that no other reports were required during the fiscal year ended September 30, 2002, all Section 16(a) filing requirements applicable to Westborough Financial Services's executive officers and directors during fiscal 2002 were met.

                       ------------------------------
                                 PROPOSAL 2
                         RATIFICATION OF APPOINTMENT
                      OF INDEPENDENT PUBLIC ACCOUNTANTS
                       ------------------------------

      The Board of Directors has appointed Wolf & Company, P.C. to act as the independent public accountants for Westborough Financial Services for the fiscal year ending September 30, 2003, and we are asking shareholders to ratify the appointment. Representatives of Wolf & Company, P.C. are expected to attend the Annual Meeting.

===========================================================================
The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Wolf & Company, P.C. as independent public accountants for Westborough Financial Services.
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AUDIT FEES

      During the fiscal year ended September 30, 2002, Westborough Financial Services retained and paid the following fees to Wolf & Company, P.C. for services rendered:

      * Audit services, including quarterly reviews of interim financial information, of $78,400; and

      *     All other fees, including tax compliance, of $19,000.

ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

      Under the proxy solicitation regulations of the SEC, if you wish to submit a proposal to be included in our proxy statement for the 2004 Annual Meeting, we must receive it by August 25, 2003. SEC rules contain standards as to whether shareholder proposals are required to be included in the proxy statement. Any such proposal will be subject to 17 C.F.R. [SECTION] 240.14a-8 of the rules and regulations promulgated by the SEC.

      In addition, under Westborough Financial Services's Bylaws, if you wish to bring other business before an annual meeting (which is not included in the proxy statement for the 2004 Annual Meeting), you must be a shareholder of record and have given timely notice in writing to the Clerk of Westborough Financial Services according to the procedures set forth in our Bylaws.

                                       By Order of the Board of Directors,

                                       /s/ John L. Casagrande

                                       John L. Casagrande
                                       Clerk

Westborough, Massachusetts
December 27, 2002

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To assure that your shares are represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
===========================================================================

                                                              REVOCABLE PROXY

                    Westborough Financial Services, Inc.

       This proxy is solicited on behalf of the Board of Directors of
                    Westborough Financial Services, Inc.
            for the Annual Meeting of Stockholders to be held on
                         Thursday, January 30, 2003

      The undersigned stockholder of Westborough Financial Services, Inc. hereby appoints Joseph F. MacDonough and James E. Tashjian, or each of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of Westborough Financial Services, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Wyndham Westborough Hotel located at 5400 Computer Drive, Westborough, Massachusetts 01581, on Thursday, January 30, 2003, at 3:00 p.m., local time, and at any adjournment or postponement thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU DO NOT GIVE US ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1 AND 2.

                         (Continued on Reverse Side)

     PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
            AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The Board of Directors recommends            Please mark your vote as
a vote "FOR" each of the proposals           indicated in this example.  [ ]
in Items 1 and 2.

                                             I will attend the annual
                                             meeting.    [X]

                                             (Please mark box if you plan
                                             to attend the annual meeting.)
                                             (Important: If your shares are
                                             not registered in your name,
                                             you will need to additional
                                             documentation to attend the
                                             annual meeting.)

1.    Election of five directors for terms of three years each.

      Nominees:  David E. Carlstrom, John L. Casagrande,
                 William W. Cotting, Jr., Walter A. Kinell, Jr.,
                 and Robert A. Klugman
                        FOR                       WITHHOLD
              all nominees (except as             for all
                otherwise indicated)              nominees
                        [ ]                         [ ]

Instruction: TO WITHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

_____________________________________________________________________________
2. Ratify the appointment of Wolf & Company, P.C. as our independent public accountant for the fiscal year ending September 30, 2003.
                        FOR        AGAINST        ABSTAIN
                        [ ]          [ ]            [ ]

                                       The undersigned hereby acknowledges
                                       receipt of the Notice of Annual
                                       Meeting of Stockholders and the proxy
                                       statement for the annual meeting.

                                       (Signature(s)) _______________________

                                       Dated: _________________________, ____
                                       Please sign exactly as your name
                                       appears on this proxy. Joint owners
                                       should each sign personally. If
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please include your full title.
                                       Corporate or partnership proxies
                                       should be signed by an authorized
                                       officer.